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                             CANCELLATION AGREEMENT

THIS AGREEMENT is made and entered into this 17th day of August, 2001, by and between Christine Cerisse (the "Agent") as agent for the Shareholders as define below and United Management, Inc., a Nevada corporation (the "Corporation).

                                    RECITALS

A. Shareholders (the "Shareholders") of the Corporation holding in the aggregate 500,000 common shares (the "Shares") desire that the Shares be cancelled.

B. The Shareholders have given Christine Cerisse their power of attorney to sign any and all documents in their behalf, including any and all stock certificates, for the purpose of canceling the Shares.

C. The Shareholders and number of Shares held by each are listed on the Exhibit A attached hereto.
                                   AGREEMENTS

In consideration of the recitals which are made a part of this agreement and the mutual covenants and agreements herein contained and for good and valuable consideration the receipt of which is acknowledged, the agent on behalf of the Shareholders and the Corporation agree as follows:

     1.       Cancellation  of Shares.  Agent hereby requests that the Shares be
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cancelled  and  the Corporation agrees to cancel the Shares as authorized by the
Shareholders.

     2.     Documents.  The  Agent  agrees  to  acquire  and  deliver  to  the
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Corporation  any  and  all documents necessary to consummate the cancellation of the Shares including delivery of stock certificates executed in a manner as may be required by the Corporation and/or the transfer agent as applicable.

     3.     Further  Assurances.  The  Corporation  agrees  to  take any and all
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actions  reasonable  necessary  to  consummate  the  cancellation of the Shares.

     4.     Warranty  of  the Agent.  The Agent warrants to the Corporation that
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she  has  the  authority of the Shareholders to enter into this agreement and to bind them to this agreement and to enter into and execute any and all documents that will be delivered to the Corporation or to the transfer agent in behalf of the Shareholders.

 /s/  Christine  Cerisse
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Christine  Cerisse  as  Agent  for  the  Shareholders

United  Management,  Inc.

 /s/  Ray  Hawkins
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By_Ray  Hawkins,  its  President____
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